SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Aug-02

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-08                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class A-1  $122,485,824.26 $5,551,246.62     $663,126.55
Class A-2   $18,030,000.00         $0.00      $97,612.70
Class A-3    $5,787,000.00         $0.00      $31,330.26
Class A-4   $32,160,836.00         $0.00     $174,115.69
Class A-5   $98,832,000.00         $0.00     $452,749.00
Class A-6   $15,204,923.00         $0.00      $82,318.00
Class A-7   $55,076,068.98 $7,590,151.09     $298,176.58
Class A-8   $16,598,000.00         $0.00      $89,859.98
Class A-9    $9,963,000.00         $0.00      $53,938.73
Class A-10   $3,303,000.00         $0.00      $17,882.13
Class X     $13,374,485.96         $0.00      $72,408.19
Class P        $516,776.68     $6,835.05           $0.00
Class B-1    $2,694,564.59     $3,043.75      $14,588.12
Class B-2    $1,154,814.11     $1,304.46       $6,252.05
Class B-3      $769,875.74       $869.64       $4,168.03
Class B-4      $384,938.37       $434.82       $2,084.02
Class B-5      $384,937.37       $434.82       $2,084.02
Class B-6      $384,938.14       $434.82       $2,084.02
Class A-R            $0.00         $0.00           $0.25

           PPIS            Prin Loss     End Bal
Class A-1          $338.33         $0.00 $116,934,577.64
Class A-2           $49.80         $0.00  $18,030,000.00
Class A-3           $15.99         $0.00   $5,787,000.00
Class A-4           $88.84         $0.00  $32,160,836.00
Class A-5          $231.00         $0.00  $98,832,000.00
Class A-6           $42.00         $0.00  $15,204,923.00
Class A-7          $152.13         $0.00  $47,485,917.89
Class A-8           $45.85         $0.00  $16,598,000.00
Class A-9           $27.52         $0.00   $9,963,000.00
Class A-10           $9.12         $0.00   $3,303,000.00
Class X             $36.94         $0.00  $12,842,342.73
Class P              $0.00         $0.00     $509,941.63
Class B-1            $7.44         $0.00   $2,691,520.84
Class B-2            $3.19         $0.00   $1,153,509.65
Class B-3            $2.13         $0.00     $769,006.10
Class B-4            $1.06         $0.00     $384,503.55
Class B-5            $1.06         $0.00     $384,502.55
Class B-6            $1.06         $0.00     $384,503.32
Class A-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class A-1       943.8612961    42.7772508
Class A-2      1000.0000000     0.0000000
Class A-3      1000.0000000     0.0000000
Class A-4      1000.0000000     0.0000000
Class A-5      1000.0000000     0.0000000
Class A-6      1000.0000000     0.0000000
Class A-7       846.8420896   116.7051231
Class A-8      1000.0000000     0.0000000
Class A-9      1000.0000000     0.0000000
Class A-10     1000.0000000     0.0000000
Class X         951.7468880     0.0000000
Class P         956.1067919    12.6457665
Class B-1       997.7407758     1.1270368
Class B-2       997.7407772     1.1270324
Class B-3       997.7407762     1.1270329
Class B-4       997.7407791     1.1270314
Class B-5       997.7407733     1.1270344
Class B-6       997.7408554     1.1270322
Class A-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class A-1         5.1099749   901.0840453     0.065000000
Class A-2         5.4139044  1000.0000000     0.065000000
Class A-3         5.4139044  1000.0000000     0.065000000
Class A-4         5.4139045  1000.0000000     0.065000000
Class A-5         4.5809961  1000.0000000     0.055000000
Class A-6         5.4139045  1000.0000000     0.065000000
Class A-7         4.5847222   730.1369666     0.065000000
Class A-8         5.4139042  1000.0000000     0.065000000
Class A-9         5.4139044  1000.0000000     0.065000000
Class A-10        5.4139044  1000.0000000     0.065000000
Class X           5.1526665   913.8788411     0.065000000
Class P           0.0000000   943.4610254     0.000000000
Class B-1         5.4016750   996.6137390     0.065000000
Class B-2         5.4016704   996.6137448     0.065000000
Class B-3         5.4016684   996.6137433     0.065000000
Class B-4         5.4016744   996.6137477     0.065000000
Class B-5         5.4016884   996.6137389     0.065000000
Class B-6         5.4016780   996.6138232     0.065000000
Class A-R         5.0000000     0.0000000     0.065000000

           **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
                  181029.04     879670.69      1060699.73             0

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
           Number of Loans Ending SchedulScheduled PrinciPrincipal Prepayment
                       1026   355371820.1        416353.6   12738401.47


iv) Servicing Fees                                          76776.12801



vi) Delinquency Information for all Mortgage Loans

1 Month Delinquent                  5.00      1728884.21
2 Month Delinquent                  0.00            0.00
3 Months or More Delinquent         0.00            0.00

vi) Mortgage Loans in Foreclosure Proceedings
Count                    0
Balance                  0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
Count                    0
Balance                  0

Mortgage Loans in Bankruptcy Proceedings
Count                    1
Balance            273,235



x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Prin Bal of Subs and Purchases
Number of Substitutions                         0
Principal Balance of Substitutions              0
Number of Purchases                             0
Purchase Price                                  0

xi,xvi) Cumulative Interest Shortfalls
xvii)   Realized Losses:
                           Class A-1                    0
                           Class A-2                    0
                           Class A-3                    0
                           Class A-4                    0
                           Class A-5                    0
                           Class A-6                    0
                           Class A-7                    0
                           Class A-8                    0
                           Class A-9                    0
                           Class A-10                   0
                           Class X                      0
                           Class B-1                    0
                           Class B-2                    0
                           Class B-3                    0
                           Class B-4                    0
                           Class B-5                    0
                           Class B-6                    0
                           Class A-R                    0
                           Total                        0

xvii)   Realized Losses:
                           Current                  0.00
                           Cumulative               0.00
                           Prior 3 Years            0.00


Gross Coupon     6.9767818%
Net Coupon       6.7267826%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Washington Mutual Bank, FA
Mortgage-Backed Pass-Through Certificates, Series 2002-S4

  19-Aug-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One